SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: June 25, 2001

                         Corgenix Medical Corporation
            (Exact Name of registrant as specified in its charter)


       Colorado             000-24541            93-1223466
   (State or other       Commission File      I.R.S. Employer
   jurisdiction of           Number)        Identification No.)
    incorporation)

12061 Tejon St.
Westminster, Colorado 80234
(Address, including zip code, of principal executive offices)

(303) 457-4345
(Registrant's telephone number including area code)

Item 7.         Financial Statements and Exhibits

(c)   Exhibits.

      No.  Description

99.1 Investor, broker and analyst presentation materials of the President and Chief Financial Officer of Corgenix Medical Corporation used on June 26, 2001 and to be used from time to time thereafter.

Item 9.         Regulation FD Disclosure

      On June 26, 2001, Corgenix Medical Corporation management met with investors, brokers and analysts in the first of a series of meetings. A copy of the presentation materials of the company's President and Chief Financial Officer that were used at that meeting and which are to be used from time to time thereafter is filed as Exhibit 99.1 hereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      DATED, this 25th day of June, 2001.
                                                Corgenix Medical Corporation

                                                By: /s/ Douglass T. Simpson
                                                   -------------------------
                                                   Douglass T. Simpson
                                                   President

Slide 1:

Corgenix Medical Corporation

Safe Harbor Statement

Forward Looking Disclaimer--This presentation includes forward-looking statements and projections that involve a number of assumptions, risks and uncertainties. Actual results and projections may vary significantly from the Company's expectations based on a number of factors, including (1) Corgenix's dependence on collaborative relationships and third parties for product development and commercialization (2) market acceptance of new products and services introduced by the Company (3) competition in the diagnostics industry,
(4) Corgenix's dependence on distribution partners for sales of its diagnostics products in international markets (5) continuing technology changes in the diagnostics industry that may affect both Corgenix and its customers, (6) continuing demand for Corgenix's products (7) Corgenix's ability to accurately predict its costs related to new products, and (8) additional factors described in Corgenix's most recent Forms 10-K and 10-Q.


Slide 2:

Corgenix Medical Corporation

Corgenix, Inc. develops, manufactures and markets unique and innovative diagnostic (immunoassay) tests for chronic and acute human diseases and disorders to the worldwide healthcare market.


Slide 3:

Immunoassay (ELISA)

-Detection of Antigens
-Detection of Antibodies
-Corgenix Technology
      -Improved coating and stability of large and complex antigen -Longer shelf life -More accurate and precise -Better specificity and sensitivity -Faster turnaround, easy protocol

Slide 4:

The Market Opportunity

-Worldwide Medical-Diagnostics Market Exceeds $22 Million Annually
-Overall Market is Growing Less Than 5% Per Year
      -Our Segment is Growing at 15% Per Year
      -Corgenix is Growth at 20-25% Per Year
-Market Potential for Selected Products in Point-of-Care, Over-the-Counter and Physician-Office-Laboratory Segments is Huge and Growing Much Faster than Conventional-Clinical-Laboratory Segment -Significant Growth Potential for Early and Accurate Diagnosis for Autoimmune Disease, Bone and Joint Disease and Cardiovascular Disease


Slide 5:

Other Key Market Characteristics

-Significant Recent Market Consolidation -Majority of Market Distributed Among Handful of Players -Competition Still Remains Highly Fragmented -Smaller Niche Players Predominate -Increasing Pressure to Lower Medical Product Costs -Trending Towards Outsourcing of Costly Clinical Diagnostics to Less Expensive OTC Markets
-Cost Containment Creating Vertical/Horizontal Consolidation Opportunities


Slide 6:

Current Products and Applications

       Diagnostic Product            Diagnostic Application
-----------------------------------------------------------------
-----------------------------------------------------------------
Bone/Joint Disease               Arthritis
Vascular Disease                 Bleeding and Clotting
Immunology                       Autoimmune Disease
Others                           Liver Disease, Infectious
                                 Disease


Slide 7:

Corgenix Products in Pipeline

-Additional Unique Products for Immunology and Vascular Disease Markets -Core Technology Adapted to Proprietary Platform Instrumentation With Strategic Partner
-Expansion of Products in Distribution Network From Other Manufacturers


Slide 8:

Hyaluronic Acid (HA) Diagnostic Test

-Potential Break-Through Product
-Worldwide Rights to Manufacture and Market
-$40-50 Million Market in Liver, Arthritis and Potentially Other Significant Applications
-Very Sensitive Marker for Liver Damage (e.g. Hepatitis C, Cirrhosis, etc.) -Safer, Far Less Costly Than Liver Biopsies
-Large Potential Market with Pharmaceutical Companies for New Drug Safety
Trials


Slide 9:

Competition and Barriers to Entry

-Few Firms Focusing on this Niche
-Patented Technology and "Know-How"
-Large Multinational Commercial Partners
-Established Worldwide Diagnostics Distribution Network
-Rapidly Accelerating Company Critical Mass


Slide 10:

How Product Gets to Market (Average Time Frame)

1st Month:      Feasibility
1st-9th Month:       Design Input/Output
9th-13th Month: Verification/Validation (Clinical Trials)
11th-13th Month:     FDA Submission of 510K
11th-13th Month:     Investigational Use and Evaluation
13th-14th  Month:    FDA Approval/Begin Marketing

Slide 11:

Corgenix Historical Financials (consolidated)

Condensed results of operations (000):
                       Nine Months   Nine Months    Year Ended
                          Ended         Ended       6/30/2000
                        3/31/2001     3/31/2000     (Audited)
                       (Unaudited)   (Unaudited)
-----------------------------------------------------------------
-----------------------------------------------------------------
Sales                    $3,064        $2,566         $3,545
Gross Profit             $1,967        $1,552         $2,072
GP%                       64.2%         60.5%         58.4%
Operating Expenses       $1,454        $1,403         $1,723
Operating      Income     $513          $149           $349
(Loss)
Net Income                $402           $43           $200
Net Income Per Share      $.02            -            $.01
Weighted Average
Shares Outstanding     17,948,414*   17,170,836*   17,230,707*

The Company continues to be on track for a record year in both revenues and earnings, and the Company is positioned to maintain this trend in the next fiscal year as well.

*Pre Reverse Stock Split


Slide 12:

Balance Sheet Information

Numbers in thousands:
                          As of March 31,   As of June 30, 2000
                               2001              (Audited)
                            (Unaudited)
-----------------------------------------------------------------
-----------------------------------------------------------------
Cash                           $273                 $47
Working         Capital        $149                ($333)
(deficit)
Stockholders'    Equity        $739                ($43)
(deficit)
Debt to Equity Ratio          .9 to 1       In Excess of 7 to 1


Slide 13:

Total Sales 12 Year Trend

Depicting upward trend in sales from 1989 to 2001.

Slide 14:

Corgenix History

-Founded in 1990
-Fully Reporting Publicly-Held Company Since 1998
-Increasing Stream of Strategic Partners
-Expanding Relationships With Chugai Pharmaceuticals and Others


Slide 15:

Management

-Luis R. Lopez, MD, Chairman and CEO
      Published clinical scientist and physician
-Doug Simpson, President and COO
      Farmitalia Carlo Erba, Sanofi Pasteur
-Bill Critchfield, VP Chief Financial Officer
      U.S. Medical, Cell Technology, Biostar, Nuclear Pharmacy
-Ann Steinbarger, VP Sales and Marketing
      Roche-Boehringer Mannheim

-Catherine Fink, PhD, VP and General Manager
      Trinity Biotech, Biosyn, DDx
-George Fleming PhD, VP International
      Brook Bond, Unilever
-Taryn Reynolds, VP Technology
      Brinker International


Slide 16:

Experts

-Auditors - KPMG Peat Marwick
-SEC Counsel - Davis Graham & Stubbs
-General Counsel - Hutchinson Black and Cook
-Commercial Bank - Vectra Bank
-Investment Banker - Bath McColley Capital Group

Slide 17:

Executive Ratings of Device Industry Business Climate, 1993-2001

                            Percentage
         Year           reporting climate        Percentage
                         as excellent and    reporting climate
                               good               as poor
-----------------------------------------------------------------
-----------------------------------------------------------------
         1993                  56%                  12%
         1994                  36%                  15%
         1995                  37%                  23%
         1996                  47%                  12%
         1997                  58%                  11%
         1998                  57%                   6%
         1999                  60%                   6%
         2000                  64%                   6%
         2001                  60%                   3%


Slide 18:

Corgenix's Strategic Path

-Expand Into More High-Growth Market Areas
      -Bone Disease
      -Infectious Disease
      -Vascular Disease
-Partner With Larger Companies to Exploit Unique Position and Technology -Add Profitable Contract Development, Manufacturing and Distribution Relationships
-Expand Distribution Worldwide
-Expand Product Base Through Intensified R&D and Acquisitions


Slide 19:

Relative market capitalization compared with other diagnostic companies (as of 12/31/00).


Slide 20:

Summary

-Highly Experienced Healthcare Operating Team -Large, Expanding Market -Recognized Niche Leader Worldwide -New Products to Market -Exceptionally Promising Product Pipeline -Patented Manufacturing Process -Significant Partnerships and Strategic Alliances -New Ancillary Consumer Product Strategy -Continuing on Track for a Record Year for the Company in Both Revenues and Earnings and the Company is positioned to maintain this trend in the next fiscal year.